Supplement dated March 7, 2012 to the

PNC Funds Statement of Additional Information (“SAI”)

Dated September 30, 2011

This Supplement provides new and additional information beyond that contained in the above-mentioned SAI and should be read in conjunction with the SAI.

A.  In the “Position Held with the Fund and Length of Time Served” column of the table included in the section entitled “Trustees and Officers” of the SAI, for Stephen M. Todd the information is revised to reflect that Mr. Todd has been a Trustee since November 30, 2011.

B. The section entitled “Proxy Voting Policies and Procedures” on page 100 of the SAI is deleted in its entirety and replaced with the following:

Proxy Voting Policies and Procedures

PNC Funds is required to disclose information concerning the Funds’ proxy voting policies and procedures to shareholders. The Board of Trustees has delegated to the Adviser responsibility for voting proxies with respect to securities held by each Fund, except for the portion of the PNC International Equity Fund sub-advised by GE Asset Management Incorporated (“GEAM”), in respect of which GEAM has the authority to vote proxies. The Adviser or GEAM, as the case may be, will vote such proxies in accordance with the proxy policies and procedures, which have been reviewed by the Board of Trustees and adopted by PNC Funds, and which are found in Appendix C and Appendix D, respectively. Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees for approval. Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year is available (1) without charge, upon request by calling 1-800-622-FUND (3863) and (2) on the SEC’s website at http://www.sec.gov.

C. The PNC Capital Advisors, LLC Proxy Voting Policy and Procedures included as Appendix C in the SAI are deleted in their entirety and replaced with the following:

PNC Capital Advisors, LLC

SECTION 407:  PROXY VOTING POLICY AND PROCEDURES

The purpose of these proxy voting policy and procedures is to ensure that PNC Capital Advisors, LLC (“PCA”) fulfills its responsibility to clients in connection with the voting of proxies. PCA views the voting of proxies as an integral part of its investment management responsibility. The general principle of this Proxy Voting Policy is to vote any beneficial interest in securities prudently and solely in the best long-term economic interest of the advisory clients and their beneficiaries considering all relevant factors, and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

New Account Procedures

When the client has delegated proxy-voting authority to PCA under the investment agreement (or other written agreement), PCA will vote such proxies in accordance with this Proxy Voting Policy. In the event the client makes a written request that PCA vote in accordance with such client’s proxy voting policy and provides this proxy voting policy to PCA, PCA will vote as instructed. In the event a contract is silent on the matter, PCA should get written confirmation from such client as to its preference, where possible. PCA will assume proxy voting responsibilities in those situations where the contract is silent and the client has provided no further instructions as to its preferences.

Proxy Handling Procedures

With respect to proxies for which PCA has authority to vote, such votes will be determined by a proxy voting committee (the “Committee”). The Committee will meet periodically to discuss the proxy votes for upcoming shareholders meetings. So long as a majority of the voting members are present, such meetings may take place in person and/or via telephone conference call. Notice given shall be reasonable under the circumstances. The Committee may also determine proxy votes by written consent of a quorum of voting members. The Committee Chair does not have to be part of the voting quorum.

The Committee will appoint one or more Proxy Administrators to assist in the administration of proxy material and record the minutes of the Committee meeting. PCA is authorized to engage the services of a proxy voting service (the “Service”) to assist the Committee in the voting, research, and record-keeping associated with its proxy voting responsibilities.

The Committee delegates to the Proxy Administrators the duty to review the proxy issues and the Service’s recommendations with respect to such issues. “Routine Matters” are those issues in the proxy statement that are addressed in the proxy voting guidelines attached hereto as Exhibit A (the “Guidelines”) with a specific recommendation as to how to vote (e.g., “for”, “against” or “case by case in line with Risk Metrics recommendation”). “Refer Items” are those issues in the proxy statement for which the Guidelines are silent, or for where the Guidelines state that the item is to be decided on a case-by-case basis by the Committee.

The Proxy Administrators are responsible for reviewing each “refer” proxy issue prior to the Committee’s monthly meeting. The Proxy Administrators are also responsible for ensuring that all proxies for which the Committee has authority to vote are voted, and that such votes were cast in accordance with the Committee’s instructions.

In the event that a PCA Portfolio Manager wishes to have a proxy item voted in a certain matter, differently than called for under PCA’s then current Guidelines, the issue will be directed to the Committee for review and final determination. For Routine Matters, if the Committee determines that a vote should be cast that is different than that recommended by the Guidelines, then this item will be documented in the Committee minutes and if the asset is held in a PNC Fund, the issue will be reported to the Board of Trustees of the PNC Funds (the “Funds”), at its next regular board meeting.

(1) Authority to Vote Proxies

The Committee adopts the Guidelines for the separately managed accounts, attached hereto as Exhibit A, and the Board of Trustees of the Funds determines whether to adopt such Guidelines for the Funds.  , The Committee then authorizes the Service to act as its voting agent. As a general matter, the Committee will instruct the Service to vote all Routine Matters in accordance with the Guidelines. Refer Items will be voted in accordance with the instructions of the

Committee. The Committee will decide Refer Items by majority vote of the Committee members, but only in the event a quorum is obtained. The Committee reserves the right, in all circumstances, not to vote in accordance with such Guidelines if the Committee determines that the vote recommended and/or cast is not in the best interests of the clients. The Committee remains solely responsible for determining how to vote each proxy.

In the event that PCA has agreed in writing to vote proxies on behalf of a client in accordance with the client’s proxy voting guidelines, the client guidelines will be followed.

The Committee will document the rationale for its vote in its minutes for all Refer Items. The Proxy Administrators will maintain a record of the proxy voting decisions made by the Committee.

For Refer Items, the Committee will determine how to vote such proxy by considering a number of factors, including, but not limited to:

• Publicly available information

• Research and recommendation provided by the Service

• Industry practices

• Any special circumstances relating to the company

• Advice from portfolio managers or investment professionals

• Advice from legal counsel

• Market conditions

• Industry trends

Ultimately, any such decision must be made based on a determination that the vote being cast will be in the best interests of the issuer’s shareholders. In the event that the cost of voting certain proxy issues outweighs the benefits, the Committee is not required to vote such proxies. Such situations include, but are not limited to, the following:

• the proxy is written in a language other than English and no translation has been provided;

• the proxy requires overseas travel in order to vote; or

• securities on loan must be recalled in order to vote and either the vote relates to a routine matter or the amount of securities on loan are de minimus when compared to the company’s total outstanding shares.

(2) Conflicts of Interest

A conflict of interest occurs when the interests of PCA, its affiliates and the interests of their employees, officers and directors, interfere in any way with the interests of their clients. The Committee seeks to avoid all situations that might lead to a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy voting responsibilities. Any position or interest, financial or otherwise, which could materially conflict with PCA, including Committee members, responsibilities to vote proxies, or which affects or could reasonably be expected to affect the Committee’s independence or judgment concerning how to vote proxies that the Committee has the discretion to vote, would be considered a conflict of interest. PCA and the Committee members have a responsibility to avoid material conflicts of interest, or the appearance of any conflicts of interest. This policy and procedure are meant to prevent material conflicts of interests from affecting the manner in which the Committee votes proxies.  Materiality: When determining whether a conflict is material, the Committee may take into account financial considerations. For example, when the Committee is asked to vote on an issue with respect to a publicly-traded company for which an affiliate of PCA provides services, the affiliate’s relationship may be considered material if the revenue generated by such relationship exceeds 1% of that affiliate’s annual revenue.

Identification of Conflicts of Interest: Proxies required to be voted with respect to PCA’s publicly-traded affiliates shall be voted in accordance with the Guidelines with respect to all Routine Matters. With respect to PCA’s investment company clients, conflicts may arise involving the investment adviser. In such cases PCA will follow the Guidelines described herein, including the procedures for handling conflicts of interest.

In the event that the Committee as a whole determines that it may have a material conflict of interest with respect to a Refer Item, the Committee may vote such matter in accordance with the recommendation of the Service.

Any attempt by any employee, officer, or director of PCA or its affiliates to influence the Committee or any of its members in determining how to vote on a particular issue shall be reported in writing to the Committee. Any such action shall be considered a breach of PCA Code of Ethics and shall be reported by the Committee to The PNC Financial Services Group, Inc. Corporate Ethics Office.

In the event that a Committee member has a conflict of interest that would impair his or her independence or judgment in deciding how to vote, such member should recuse himself or herself from the Committee’s consideration of a particular proxy issue. The Committee may also exclude a Committee member from voting on a particular issue or issues if the Committee determines that the member has or may have a conflict of interest that would affect his or her ability to vote the proxy in the best interests of the client. Such exclusion may only take place if two-thirds of the Committee members present at such meeting, except the one for whom exclusion is being requested, agree to exclude such member.

The Committee may determine, in its discretion, whether additional action is necessary to determine whether Committee members may have conflicts of interests that would affect their ability to vote proxies in the best interest of the clients. The Committee may also take action it deems necessary to determine whether there is a real or apparent material conflict between (i) the interests of PCA, its affiliates and the interest of their employees, officers and directors; and (ii) the Committee’s proxy-voting responsibilities. This may include requesting that employees and officers of PCA and its affiliated entities answer questions designed to elicit whether a material conflict of interest may exist.

(3) Review of Policy

This policy shall be reviewed, updated and approved by the Committee on an annual basis to ensure that it remains in compliance with PCA’s fiduciary responsibilities, and the rules and regulations of the Securities and Exchange Commission.

(4) Procedure for Verifying Independence of Proxy Voting Service

1.  The Committee shall annually review the services provided by the Service and any other proxy voting and recording service providers (“proxy service providers”) retained by PCA.  The Committee shall conduct such review with a view to determining whether the proxy service provider is capable of making impartial proxy voting recommendations in the best interests of PCA’s clients.  Among the actions which the Committee may undertake in making such an assessment are:

a.  Review of a proxy service provider’s conflict management procedures and assessment of the effectiveness of the implementation of such procedures;

b.  Review of a proxy service provider’s Form ADV, if applicable, and other disclosure made by a proxy service provider regarding its products, services and methods of addressing conflicts of interest; and,

c.  Inquiries to, and discussions with, representatives of a proxy service provider regarding its products, services and methods of addressing conflicts of interest.

On an annual basis, the Proxy Voting Administrators shall request from the proxy voting service engaged by PCA (the “Service”) the following items:

•                  A copy of the Service’s written policies and procedures in place to guard against any conflicts of interest;

•                  A copy of the SAS 70(1) prepared by an independent public accounting firm regarding the Service.

In cases where the Committee has concerns that a proxy service provider’s relationship with an issuer may engender conflicts of interests with respect to the proxy voting recommendations made by the proxy service provider, the Committee may request from the proxy service provider information concerning the proxy service provider’s relationship with the issuer.

(5) Recordkeeping

PCA shall retain records relating to the voting of proxies, including:

a.  A copy of this Proxy Voting Policy and Procedures.

(1)  A SAS 70 examination signifies that a service organization has had its controls and security procedures objectives and control activities examined by an independent accounting and auditing firm.

b.  A copy of each proxy statement received by PCA regarding portfolio securities in PCA client accounts.

c.  A record of each vote cast by PCA on behalf of a client.

d.  A copy of each written client request for information on how PCA voted proxies on behalf of the client account, and

e.  A copy of any written response by PCA to the client account.

f.  All minutes of the Committee setting forth the basis for any proxy voting decision, and any other documents prepared on behalf of the Committee material to a proxy voting decision.

PCA shall rely on proxy statements filed on the SEC’s EDGAR system instead of maintaining its own copies of proxy statements.  PCA shall also maintain at the Service Provider records of proxy votes cast on behalf of PCA’s clients provided that the Service Provider can provide a copy of the documents promptly upon request.

These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of PCA.

Exhibit A

PNC Capital Advisors, LLC

Summary Proxy Voting Guidelines

November 15, 2010

Amended February 2, 2011

Amended February 22, 2012

1.                                      OPERATIONAL ISSUES

The Committee recommends voting FOR matters such as the following, as long as the Committee considers the proposals to be reasonable by industry standards and not for the purpose of management entrenchment:

•                  Election of Directors in a non-contested election

•                  Ratifying Auditors

•                  Company name changes

•                  Stock splits

•                  Changing annual meeting date or location

•                  Changing state of incorporation

•                  Changing bylaws or charter that are of a housekeeping nature (updates or corrections)

•                  Allowing shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible

The Committee recommends generally voting AGAINST matters such as the following:

•                  Reducing quorum requirements for shareholder meetings below a majority of the shares outstanding absent a compelling reason.

•                  Shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable

•                  Approving “other business” when it appears as voting item, when no further details are provided

The Committee recommends generally voting on a CASE-BY-CASE BASIS(2) matters such as the following;

•                  Increasing or decreasing amounts of authorized stock

•                  Changing terms of authorized stock

•                  Changing size of board

(2)  “CASE-BY-CASE BASIS” voting correlates to PCA votes on a case-by-case basis in line with RiskMetrics recommendation.

2.                                      BOARD OF DIRECTORS

Voting, Board Composition and Control Issues

The Committee favors the following resolutions, as long as the proposal is reasonable by industry standards, that: (i) improve shareholder democracy; (ii) reduce the likelihood of management entrenchment or conflict-of-interest; or (iii) are likely to make management more responsive to the concerns of institutional shareholders. Therefore:

The Committee recommends a vote FOR:

•                  Confidential voting

•                  Independent Audit Committees

•                  Independent Nominating Committees

•                  Independent Compensation Committees

•                  Requiring information on proponents of shareholder resolutions

•                  Fixing the board size or designating a range for the board size

•                  Repealing classified boards and electing all directors annually

•                  Reduction of the par value of common stock

•                  Implementing a reverse stock split when the number of authorized shares will be proportionately reduced

•                  Implementing a reverse stock split to avoid delisting

•                  Instituting open-market share repurchase plans in which all shareholders may participate on equal terms

•                  Increasing the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as considered reasonable in the opinion of the Committee

•

•                  Shareholder proposals asking that any future poison pill be put to a shareholder vote.*

•                  Proposals to lower supermajority voting requirements.

•                  Management proposals requiring a majority for election of directors**.

*Management proposals to ratify a poison pill should be considered by the Committee on a case-by-case basis.

**Shareholder proposals requiring a majority for election of directors should be considered by the Committee on a case-by-case basis.

The Committee recommends a vote AGAINST:

•                  Classifying the board

•                  Proposals requiring supermajority voting

•                  Proposals to eliminate cumulative voting*

•                  Repricing of “underwater” options

•                  Shareholder proposals to impose a mandatory retirement age for outside directors

•                  “Fair Price” provisions requiring greater than a majority vote of all shares.

* The Committee should consider a vote against cumulative voting if a company has a strong record of recognizing shareholder rights, or when a shareholder proposal is made by an entity which is likely to be counterproductive to shareholder value.

The Committee recommends a vote on a CASE-BY-CASE-BASIS:

•                  Creation of “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)

•                  Creation of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

•                  Creation of a new class of nonvoting or subvoting common stock if: (i) it is intended for financing purposes with minimal or no dilution to current shareholders and (ii) it is not designed to preserve the voting power of an insider or significant shareholder

•                  Creation of Blank check preferred stock

•                  Preemptive rights

•                  Proposals giving shareholders the right to call special meetings

•                  Age or term limits for directors

•                  Proposals to separate the Chairman and CEO positions

•                  Greenmail

•                  Limiting shareholders’ right to act by written consent

•                  Proposals for the same person to hold both Chairman and CEO positions

•                  Required representation of specific gender, race, or interest groups on board

•                  Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision making Targeted share placements (Placing blocks of securities with friendly third parties).

With respect to specific issues relating to director and officer indemnification and liability protection, the Committee recommends voting as follows:

The Committee recommends voting FOR:

•                  Restoring shareholder ability to remove directors with or without cause.

•                  Permitting shareholders to elect directors to fill board vacancies.

•                  Requiring that a majority or more of directors be independent.

The Committee recommends voting AGAINST:

•                  Eliminating entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

•                  Shareholder proposals requiring two candidates per board seat.

•                  Allowing only continuing directors may elect replacements to fill board vacancies.

•                  Proposals that directors may be removed only for cause.

•                  Shareholder proposals to limit the tenure of outside directors.

•                  Mandating a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board

Proxy Contests

The election of directors in a contested election will be a REFER item sent to the Committee to evaluate on a case by case basis.

Succession Planning

Proposals seeking disclosure on a CEI succession planning policy will be a REFER item sent to the Committee to evaluate on a case by case basis.

Establish Other Board Committee

Shareholder proposals to establish a new board committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Exclusive Venue

Management proposals designating an exclusive venue for adjudicating legal matters will be a REFER item sent to the Committee to evaluate on a case by case basis.

3.                                      MERGERS AND CORPORATE RESTRUCTURINGS

Appraisal Rights

The Committee recommends voting FOR proposals to restore, or provide shareholders with, rights of appraisal.

Golden Parachutes

The Committee recommends voting CASE BY CASE on proposals to approve the company’s golden parachute compensation in an acquisition, merger, consolidation, or proposed sale.

Mergers & Acquisitions

The Committee will have each merger and acquisition sent to the Committee as a REFER item.

Reorganization / Restructuring Plan

Proposals to common shareholders on bankruptcy plans of reorganization will be sent to the Committee as a REFER item.

Asset Sales

Asset Sales will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Spin Offs

Spin Offs will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

Scheme of Arrangement

Scheme of Arrangements will be sent to the Committee will be a REFER item sent to the Committee to evaluate on a case by case basis.

4.                                      STATE OF INCORPORATION

Control Share Acquisition Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Control Share Cashout Provisions

The Committee recommends voting FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

The Committee recommends voting FOR proposals to restore voting rights to the control shares.

The Committee recommends voting AGAINST proposals to amend the charter to include control share acquisition provisions.

Disgorgement Provisions

The Committee recommends voting FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Generally, the Committee recommends voting CASE BY CASE fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

The Committee recommends voting FOR proposals to opt out of state freezeout provisions.

Stakeholder Provisions

The Committee recommends voting AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

5.                                      EXECUTIVE AND DIRECTOR COMPENSATION

The Committee generally favors compensation programs that relate management compensation to long-term performance.

As long as the Committee considers them to be reasonable by industry standards and have been approved by a compensation committee composed of independent directors, the Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation on:

Stock option plans

Restricted stock bonus plans

Director stock ownership proposals

Executive compensation proposals

The Committee recommends voting on a CASE-BY-CASE BASIS advisory votes on executive compensation, Management Say on Pay.

The Committee recommends voting on a CASE-BY-CASE BASIS on executive compensation, Shareholder Say on Pay.

Say-On-Pay Frequency Vote

The Committee recommends voting FOR annual advisory votes on compensation.

Claw-back Provision (Compensation Recovery Policies)

The Committee generally favors voting on a CASE-BY-CASE BASIS shareholder proposals requesting adoption of policy that seeks to recoup bonuses/awards in the event of a significant negative restatement of financial results. The Committee recommends considering, on a case-by-case basis, such shareholder proposals if the company has a history of negative material restatements and/or if the company has already adopted a formal claw-back policy.

Stock Plans in Lieu of Cash

The Committee recommends voting FOR plans which provide a dollar-for-dollar cash for stock exchange.

Director Retirement Plans

The Committee recommends voting AGAINST retirement plans for nonemployee directors.

The Committee recommends voting FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Employee Stock Purchase Plans

The Committee recommends voting FOR employee stock purchase plans where all of the following apply:

1.                                       Purchase price is at least 85 percent of fair market value

2.                                       Offering period is 27 months or less, and

3.                                       Potential voting power dilution (VPD) is ten percent or less.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

The Committee recommends voting FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

The Committee recommends voting FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

The Committee will generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

The Committee recommends voting FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

The Committee recommends voting FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

The Committee recommends voting AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

The Committee recommends voting AGAINST shareholder proposals requiring director fees be paid in stock only.

The Committee recommends voting FOR shareholder proposals to put option repricings to a shareholder vote.

The Committee recommends voting FOR shareholder proposals that require management to adopt an advisory vote of shareholders for compensation practices.

Golden Coffins / Executive Death Benefits

The Committee recommends voting on a CASE-BY-CASE BASIS proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Hold Equity Past Retirement or for a Significant Period of Time

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans.

Supplemental Executive Retirement Plans (SERPs)

Shareholder proposals requesting extraordinary benefits contained in SERP agreements are put to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans will be a REFER item sent to the Committee to evaluate on a case by case basis.

Shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan will be a REFER item sent to the Committee to evaluate on a case by case basis.

Tax Gross-Up Proposals

Proposals that seek to adopt a policy of not providing tax gross-up payments to executives will be a REFER item sent to the Committee to evaluate on a case by case basis.

Elimination of Acceleration of Equity

The Committee recommends voting on a CASE-BY-CASE BASIS shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity.

Golden and Tin Parachutes

The Committee recommends voting on a CASE-BY-CASE BASIS executive severance agreements (golden parachutes) triggered by a change in control if the following conditions are met: the benefit does not exceed relevant IRS guidelines, which are currently an amount equal to three times an executive’s annual compensation (salary and bonus), and the benefit has been approved by the company’s compensation committee.

6.                                      SOCIAL AND ENVIRONMENTAL ISSUES

Consumer Issues and Public Safety

As a general matter, the Committee recommends a vote AGAINST shareholder resolutions that seek to further specific social policies by:

•                  Requiring reports that go beyond standard industry practice.

•                  Restricting the company’s ability to do business in any location or with any particular group.

•                  Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

7.                                      ENVIRONMENTAL AND ENERGY

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•                  The company’s level of disclosure lags that of its competitors, or

•                  The company has a poor environmental track record, such as violations of federal and state regulations.

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company’s hydraulic fracturing operations.

Recycling

Generally vote FOR proposals to report on an existing recycling program.

Proposals requesting the adoption of recycling programs will be a REFER item sent to the Committee to evaluate on a case by case basis.

8.                                      GENERAL CORPORATE ISSUES

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•                  The company is in compliance with laws governing corporate political activities, and

•                  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

The Committee recommends voting AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws have reporting requirements.

The Committee recommends voting AGAINST proposals disallowing the company from making political contributions.

The Committee recommends voting AGAINST proposals restricting the company from making charitable contributions.

The Committee recommends voting AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company

The Committee recommends voting AGAINST proposals to improve the disclosure of a company’s political contributions and trade association spending.

Lobbying

The Committee recommends voting AGAINST proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities.

9.                                      LABOR STANDARDS AND HUMAN RIGHTS

China Principles

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to implement the China Principles unless:

•                  There are serious controversies surrounding the company’s China operations, and

•                  The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

10.                               MILITARY BUSINESS

Foreign Military Sales/Offsets

The Committee recommends voting AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear Weapons

The Committee recommends voting AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

11.                               WORKPLACE DIVERSITY

Board Diversity

The Committee recommends voting on a CASE-BY-CASE BASIS reports on the company’s efforts to diversify the board, unless:

1.                                       The board composition is reasonably inclusive in relation to companies of similar size and business or

2.                                       The board already reports on its nominating procedures and diversity initiatives.

Equal Employment Opportunity (EEO)

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s affirmative action initiatives unless all of the following apply:

1.                                       The company has well-documented equal opportunity programs

2.                                       The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

3.                                       The company has no recent EEO-related violations or litigation.

The Committee recommends voting on a CASE-BY-CASE BASIS proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

The Committee recommends voting on a CASE-BY-CASE BASIS reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

1.                                       The composition of senior management and the board is fairly inclusive

2.                                       The company has well-documented programs addressing diversity initiatives and leadership development

3.                                       The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

4.                                       The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

The Committee recommends voting on a CASE-BY-CASE BASIS proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

12.                               MUTUAL FUND PROXIES

Approve New Classes or Series of Shares

The Committee recommends voting FOR the establishment of new classes or series of shares.

Change Fundamental Investment Objective to Nonfundamental

The Committee recommends voting AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

The Committee recommends voting AGAINST any of the following changes:

•                  Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•                  Removal of shareholder approval requirement for amendments to the new declaration of trust

•                  Removal of shareholder approval requirement to make material changes to the fund’s management contract, such as increasing management fees; changes that are non-material include decreasing management fees, and changes to administrative responsibilities that do not have the effect of increasing total advisory and administrative fees under the contract

•                  Removal of shareholder approval requirement to change the domicile of the fund

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval

The Committee recommends voting FOR proposals authorizing the board of a registered investment company to hire/terminate subadvisers without shareholder approval when the registered investment company has applied for or received exemptive relief from the SEC.

D. “APPENDIX D: GE ASSET MANAGEMENT INCORPORATED PROXY GUIDELINES.... D-1” is to be added to the Table of Contents of the SAI, and the following proxy voting guidelines of GE Asset Management Incorporated are to be inserted as Appendix D to the SAI:

GE Asset Management Incorporated

Proxy Guidelines

Updated: December 2011

All proxies are voted in accordance with the Proxy Voting Policy.  GE Asset Management has developed general guidelines (the “Proxy Guidelines”) in an effort to maintain consistency and ensure compliance. The Proxy Guidelines are separated into the following categories:

1.              Domestic Routine Corporate Governance Issues

2.              Domestic Non-Routine Corporate Governance Issues

3.              International Routine Corporate Governance Issues

4.              International Non-Routine Corporate Governance Issues

5.              Routine and Non-Routine Social Issues

Please see the information below for an explanation of each category.

1.                                      Domestic Routine Corporate Governance Issues

The following issues are considered to be routine when voted upon in the United States of America:

a.               Auditors

•                  Auditors: generally vote for.

•                  Independent verification of financial statements: generally vote for.

•                  Shareholder proposal for limiting or banding auditor consulting services: generally vote against.

•                  Shareholder proposal for mandatory rotation of auditors: generally vote against.

b.               Certification of Financials

•                  Generally vote with management if shareholder proposal requests quarterly certification.

•                  Generally vote for shareholder proposals requiring annual certification.

c.               Board of Directors

•                  Election of directors: Generally vote for unless extenuating circumstances exist.  Exceptions are made for proxy contests that are reviewed on a case-by-case basis.

•                  Remuneration of Directors: Generally vote for. If contentious, review on a case-by-case basis.

d.               Majority Vote Needed for Election of a Director

•                  Generally vote for.

e.               Separate Chairman/CEO

•                  Generally vote against shareholder proposals on the basis that the company itself is in the best position to determine the most effective board format.

f.                 Director Accountability

•                  Shareholder proposals for director accountability: generally vote against shareholder proposal if director holds 5 or fewer directorships.  Factors to be considered include: (1) employment of director by the company or an affiliate as an executive for at least 5 years, (2) whether director is a member of a company that is one of the company’s paid advisors or consultants, (3) whether director is employed by a significant customer or supplier, (4) whether director is remunerated by the company for personal services, (5) whether director is a relative of the management of the company and (6) whether director is part of an interlocking directorship.

g.              Classified Board and Staggered Terms

•                  Classified boards and staggered terms: generally vote with shareholder proposal.  Look at majority of outside vs. inside directors as an indication of board integrity and quality.

h.              Limit Directors and Officers Liability and Indemnification

•                  Limiting liability and indemnification for directors and officers: generally vote for because it enhances the ability of the company to attract and retain quality directors.

Look for limits against negligence and fraud and the limits set by the law in the state of incorporation.  Note:  Internationally, this is listed as an “amendment to approve insurance.”

i.                 Limiting Director Tenure

•                  Limiting director tenure: generally support management on the basis that term limits may (1) result in loss of expertise, familiarity with the company, etc. and (2) hamper a company’s ability to attract and retain qualified directors.  Note that this is typically a shareholder proposal.

j.                 Minimum Director Stock Ownership

•                  Proposals as part of director’s compensation: generally vote for management as long as dilution is <1%.  Shareholder proposals forcing the issue are generally voted against on the basis that a board member’s contribution and value to a company can be independent of ownership in the company.

k.             Report on Director Attendance at Meetings

•                  Requiring a report on director attendance at meetings: generally vote for management on the basis that this is unnecessary and part of the company’s normal operating business.

l.                 Change in the Company Name

•                  Change in the company name: generally vote for if (1) proposed for strategic purposes, such as increasing name recognition, aiding marketing and financing activities, etc., (2) cost to shareholders is not significant and (3) appropriate industry analyst agrees to potential name change.

m.           Change in Date/Location of Meetings

•                  Change in the date or location of a meeting: generally support management’s decisions with regard to timing (i.e., annual approval) and location.

n.              Special Meetings

•                  Give shareholders with certain percentage of the outstanding common stock the ability to call a special meeting: generally vote with management.

o.               Ability of Shareholders to Act by Written Consent

•                  Request for Board to adopt policy permitting shareholders who hold a majority of the outstanding shares of a company to take action via written consent, as legally permitted, in lieu of a meeting. Generally vote with management.

p.               Company Changes to Incorporation

•                  Changes to Incorporation: generally for if company remains within the U.S. legal system.  If the company is being incorporated outside of the U.S., the issue will be reviewed on a case-by-case.

•                  Authorization of Board/Executive Director to Ratify and Execute Approved Resolutions: generally vote for.

q.               Reincorporation to the U.S.

•                  Reincorporation to the U.S.: generally vote with management.

r.               Unequal Classes of Common and Preferred Stock

•                  Generally vote against because support one share/one vote and equal treatment of all shareholders.

s.               Compensation Issues

•                  Director Compensation Plans: generally vote for if the plan dilution is <1% and options are granted at >85% of fair-market value. Note that mandating that a director’s entire retainer be stock-based may hamper a company’s ability to attract and retain high quality directors and offering director compensation plans helps to better align director and shareholder interests.

•                  Employee Stock Purchase Plan: generally vote for except where there are large numbers of shares at a fraction of the current market value.  This is routine for plans with < 3% per year dilution and >85% of fair market value with broad participation.  Note that it is considered positive for employees to become owners.

•                  Enhance disclosure of executive compensation: generally vote against shareholder proposal if: (1) costs to report would generate questionable returns, (2) the company complies with SEC reporting rules and (3) reporting would put the company at competitive disadvantage.

•                  Option/Compensation Plans:  generally vote for if plan or its amendment falls within the following guidelines:

Dilution:

	Large	Invest. Banks/	Growth / Tech /
	Companies	Brokers	Start-Ups
Current proposal per year	3%	4%	6%

Current proposal total, if per year figures not available	10%	12%	20%

Total company potential dilution	15%	25%	30%

•                  Options pricing:  granted at >85% of fair market value. Dilution per year is calculated on both a historical and future basis when possible.  Note that the re-pricing of options is considered to be a non-routine corporate governance issue.

•                  Shareholder proposal to expense options: generally vote with management  (Note: awaiting y/e 2003 FASB ruling)

•                  Advisory vote to ratify named executive officer’s compensation: generally vote with management, if contentious; vote on a case-by-case basis.

•                  Performance-Based Cash Bonus Plans: generally vote for if based on specific performance criteria (e.g. earnings, stock returns, cash flow, and sales).  Approval will be considered on a case-by-case basis for companies whose bonus levels diverge significantly from shareholder returns.  Approval is for purpose of maintaining tax-deductibility for any compensation over $1 million paid to each of the top five executive officers under the 1993 Omnibus Budget Reconciliation Act.

•                  Shareholder proposal for disclosure of executive compensation: generally vote with management but there may be exceptions that require case-by-case analysis.

•                  Confidential voting/secret balloting: generally vote for confidential voting if request allows company sufficient flexibility to implement a reasonable system and generally vote against proposals which do not include a provision allowing company to ignore confidentiality in the event of a proxy fight, as dissidents do not have confidentiality requirements, which would place the company at a disadvantage.

•                  Cumulative voting rights(3): generally vote against because cumulative voting disrupts the board and supports special interest groups.

•                  Equal access to the proxy statement: generally vote against because a facility exists to participate in the proxy following SEC rules.

•                  No discretionary voting: generally support management’s decision to vote signed but unmarked ballots if company is complying with state and regulatory agency rules, as signed ballots indicate support of management and can be included in voting results.

•                  Restrict/Limit/Vote on Executive/Director Compensation, including Death Benefit Payments (“Golden Coffins”): generally vote with management.

•                  Adopt Anti Gross-up Policy: Request that the Board adopt a policy that company will not make/promise to make to its senior executives a tax gross-up payment, except for gross-ups provided pursuant to a policy generally applicable to employees of the company. Generally vote with management.

•                  Senior Executive Retirement Plan (SERP): generally vote with management.

•                  Retention of Stock Post-Termination: Request that the Board adopt a policy to require senior executives to hold a significant portion of shares obtained through compensation plans after termination of employment. Generally vote with management.

•                  Bonus Banking: Request that Board adopt a policy to “bank” all incentive awards to senior executives whose performance measurement period (“PMP”) is one year or less. Awards will not be paid in full for a period of 3 years following the end of the PMP.  Generally vote with management.

t.                 Preemptive Rights (4)

•                  Elimination of preemptive rights: generally vote with management.

•                  Establishment of preemptive rights: generally vote with management.

u.              Shareholder Advisory and Employee Committees

•                  Establishment of shareholder advisory committee and employee committee: generally vote against on the basis that the board is elected to run the company and shareholder communication vehicles already exist via investor relations departments.

(3)  Cumulative voting rights give shareholders the ability to allocate votes for the election of directors based on the number of shares held.

(4)  Preemptive rights give existing shareholders the right to purchase shares of a new issue before they are offered to other.

v.                Stock Splits

•                  Stock splits: generally vote for stock splits because stock splits make shares more affordable and, therefore, improve liquidity.

w.             Stock Repurchase Plans

•                  Stock Repurchase Plans: generally support management’s decision on basis that a stock repurchase plan will increase shareholder value. Also, vote for the authorization of reissuance or cancellation of the repurchased shares.

•                  Reduction in Share Capital: generally vote for amendments to approve the reduction in share capital via cancellation of repurchased shares; approve reduction of issued capital by cancelling Treasury shares. Consider whether the proposal would have any negative impact on shareholder rights.

•                  Reissuance of Repurchased Shares/Treasury Shares: generally authorize. Consider potential abuses and/or any price manipulation possibility.

x.               Increases in Authorized Shares and Amendments to Increase Share Capital

•                  Authorized common stock issues: generally vote for increases (up to 100%) without specific purpose (i.e., stock splits, acquisitions which are positive for shareholders, etc.).  Adjustments should be made to the authorized shares for any splits completed in the past year or already announced for the current year before calculating percent increase.  Note that NYSE companies require shareholder approval for issuance of > 20% of shares outstanding at one time.

•                  Authorized preferred issues: generally vote against large, open-ended issues (lack of specifics on voting provisions, par value, convertibility, etc.).  Note: Compare size of preferred increase to size of common stock shares outstanding.

•                  Capitalize Reserves for Bonus Issue/Increase in Par Value: generally vote for increases (up to 100%) without specific purpose.

y.               Supermajority Votes

•                  Supermajority Votes: generally vote against a requirement of greater than 75% of votes to change or pass an issue on the basis that it is difficult to change the requirement once it is in place.  Examples of issues that might require supermajority votes:  approve a merger, overturn existing or proposed takeover amendments, removal of directors, etc.

•                  Reduction/Elimination of Supermajority Vote Requirement(s): generally vote for . As supermajority voting requirements can hamper the ability of voting for favorable shareholder measures, consider the shareholder base structure and ownership threshold to determine the possibility of a single or group of shareholders influencing the vote (see also Supermajority Votes guideline).

z.               Disclosure of Political Contributions

•                  Generally vote with management.

aa.         Report on Predatory Lending Practices

•                  Board required to complete a report for shareholders which evaluates certain practices (e.g. credit card marketing, lending, collection) which may be deemed predatory and the impact these practices have on borrowers. Generally vote with management.

2.                                      Domestic Non-Routine Corporate Governance Issues

Non-routine issues are reviewed on a case-by-case basis in accordance with the Proxy Voting Policy.   In analyzing specific issues, GE Asset Management focuses on how well the board and management has run the company and company performance.

bb.         Board of Directors

•                  Factors to consider are (1) the number of outside/independent vs. inside directors, (2) whether directors are/were senior executives with well-run, well-respected companies, (3) whether the company is shareholder-oriented (provides some vehicle for communications with shareholders), (4) whether diverse expertise is represented, (5) whether the company has independent committees (i.e., nominating, compensation, etc.), (6) director compensation to see if it is tied to shareholder wealth and (7) whether there are limited interlocking/affiliated relationships.

•                  Shareholder proposal for board inclusiveness/women and minorities on board of directors:  To be reviewed on a case by case basis.

cc.         Director Accountability

Shareholder proposals for director accountability: To be reviewed on a case by case basis if director holds more than 5 directorships.  Factors to be considered include: (1) employment of director by the company or an affiliate as an executive for at least 5 years, (2) whether director is a member of a company that is one of the company’s paid advisors or consultants, (3) whether director is employed by a significant customer or supplier, (4) whether director is remunerated by the company for personal services, (5) whether director is a relative of the management of the company and (6) whether director is part of an interlocking directorship.

dd.         Management

•                  Factors to consider are (1) the company has good financial measures in place (EPS, dividends, ROE, etc., positive to peers and other companies), (2) management is shareholder oriented (e.g. has effective communication with shareholders), (3) the company achieves financial measures (i.e. stock performance of company positive relative to peers and universe), (4) management’s compensation is reasonable (i.e. generally not out of line with other companies and peers and tied to performance in some way (i.e., stock options, long-term incentive plans tied to company performance, etc.)), (5) if company has anti-over measures in place (in general, the fewer the better because it reduces entrenchment).

The criteria listed above are not intended to be all inclusive.  Other factors which may also be considered in evaluating proposals include signs of or anticipated changes in companies (i.e., new CEO, mergers or acquisitions, et al).

ee.         Independent Committees

•                  Generally vote for shareholder proposal electing independent committees but such proxies are reviewed on a case-by-case basis.  Criteria includes: (i) compliance by the company with SEC rules (i.e., interlocking directors, executive compensation, etc.), (2) independence on committees (nominating, audit, compensation, election) (members should have little or no affiliation with company, executives or management) and (3) quality of current board and management, including whether it is shareholder-oriented.

ff.             Change of Auditors

•                  Generally vote with management on shareholder request to change the company auditors because management and audit committee are best suited to designate company auditors

gg.       Anti-Greenmail Amendments

•                  Generally vote for but reviewed on a case-by-case basis. Some proposals are impractical and significantly reduce a company’s ability to conduct normal business.

hh.       Fair Price Amendments

•                  Generally vote for but reviewed on a case-by-case basis. Generally support having the same price for all shareholders.

ii.             Golden Parachutes

•                  Reviewed on a case-by-case basis.  Generally vote against excessive severance payments in the event of a change of control.  Note that the same criteria is used to evaluate golden parachutes as poison pills (see shareholder rights plans).

jj.             Severance Agreements

•                  Will generally vote for a severance payment if the amount of the payment stipulated is < 2.99 times salary and bonus.  Generally vote against excessive severance payments in the event of a change of control.  Otherwise, reviewed on a case-by-case basis

kk.     Link Pay to Performance

•                  Generally vote on case-by-case basis but generally vote against shareholder proposals seeking links to social goals or proposals which require rigid financial criteria on the basis that it may put the company at a competitive disadvantage and because shareholders may lack the expertise necessary to determine appropriate and competitive pay levels.

ll.             Opting Out of State Takeover Law/Reincorporating In Another State

•                  Reviewed on a case-by-case basis but generally support management on basis that provisions are part of existing state law.

mm.                                                 Restructuring/Merger Issues

•                  Merger by Absorption: generally vote for. If contentious,  review on a case-by-case basis.

nn.       Shareholder Rights Plans (Poison Pills)(5)

•                  Each plan is reviewed on a case-by-case basis.  The following criteria are utilized in evaluating each plan: (1) quality of the board of directors, (2) the number of outside vs. inside directors, (3) the uniqueness of company, (4) the types and number of other takeover provisions in place, (5) severance agreements (golden parachutes) and (6) the value of company independence over investment horizons.

oo.         Targeted Share Placements

•                  Review on a case-by-case basis.  Generally vote against unequal treatment of shareholders.  Look at quality of the board and management record.

pp.         Securities Analysts Code of Conduct

•                  Shareholder proposals that recommend banning:

•                  Analyst ownership of covered securities: generally vote against.

•                  Involvement of analysts in underwriting sales teams: generally vote against.

•                  Linking analyst compensation to the financial performance of the investment banking arm: generally vote for.

qq.         Recouping Bonuses from Management after a Restatement of Earnings

•                  To be reviewed on a case by case basis.

rr.         Shareholder Proposal for Performance-Based Stock Options (Indexed), Grants, or Other Incentive Shares

•                  To be reviewed on a case by case basis.

(5)  A Shareholder Rights Plan allows shareholders the ability to purchase stock at substantial discounts with the purpose of diluting a would-be acquirer.

ss.         Stock Option Exchange Program: Management request to allow the company to exchange the existing underwater option plan for a new plan with similar current value. To be reviewed on a case-by-case basis.

tt.             Amend/Consolidate Articles/Bylaws or Charter: Generally vote with management. If contentious, review on a case-by-case basis.

3.              International Routine Corporate Governance Issues

Certain issues will be considered routine in specified countries only.  An overview of each country follows. Note that in the case of discharging auditors and directors, GE Asset Management generally abstains when the legal ramifications of such approval are uncertain.

ISSUES BY COUNTRY

EUROPEAN UNION

Political Donations and Expenditures:  generally vote for proposals to authorize EU political donations and expenditures, but exception to be made for proposals when there is uncertainty regarding the amounts, recipient, or rationale for the measure. Whenever there is concern on the proposal or it is linked to another proposal which may be of concern, then vote on a case-by-case basis.

ARGENTINA

a.              Adoption of reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

AUSTRALIA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Set/declare dividends: generally approve.

c.               Authorized share repurchase: generally approve.

d.              Elect auditors and authorize directors to set their remuneration: generally approved.

e.               Authorized shares in-lieu-of cash dividend option (creation of a dividend reinvestment plan): generally approve.

AUSTRIA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Approve acts of management and supervisory boards: generally approve.

c.               Discharge directors from previous years responsibilities: generally abstain or vote no based on the fact that a blanket discharge could serve as a barrier to any future lawsuit.

d.              Election of supervisory board members: generally approve.

e.               Approval of allocation of profits and dividends: generally approve.

f.                 Approval of supervisory board fees: generally approve.

BELGIUM

a.               Acknowledge consolidated accounts: generally acknowledge.

b.              Adoption of reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

c.               Appropriate earnings; set/declare dividends: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

BRAZIL

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appointment/ election of supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director’s fees: generally approve.

f.                 Authorize issuance of shares with or without preemptive rights: generally approve.

CANADA

a.               Approve financial statements: generally approve.

b.              Authorize share repurchase: generally approve.

c.               Authorize directors to set auditor’s remuneration: generally approve.

d.              Authorize issuance of shares with or without preemptive rights: generally approve.

e.               Approve insiders giving ten (10) days notice before conducting a trade: generally vote against.

CHILE

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appropriate earnings; set/declare dividend: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Appoint/elect supervisory board: generally approve.

CHINA

•                  Cumulative Voting for Directors (Independent Default): generally approve independent directors.

COLOMBIA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of auditors: generally approve unless there is clear evidence that amounts proposed are excessive.

DENMARK

a.               Approve financial statements: generally abstain or vote no.

b.              Allocate profits and set dividend: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Authorize directors to set auditors’ remuneration: generally approve.

FINLAND

a.               Approve financial statements: generally approve.

b.              Ratify board and management acts: generally abstain or vote no.

c.               Elect supervisory board members: generally approve.

d.              Approve allocation of profits and dividends: generally approve.

e.               Set supervisory board fees: generally approve.

f.                 Set directors’ fees: generally approve.

g.              Set auditors’ fees: generally approve.

FRANCE

a.               Acknowledge consolidated accounts: generally acknowledge.

b.              Approve prior year’s accounts: generally approve.

c.               Discharge of board and auditors: generally approve.

d.              Approve acts of management and board: generally approve unless believe that management failed to perform its duties for the greater part or whole of the business year.

e.               Appoint/elect supervisory board: generally approve.

f.                 Appropriate earnings and set dividends: generally approve.

g.              Approve shares-in-lieu-of-dividend option: generally approve.

h.              Authorize share repurchase: generally approve.

i.                  Authorize payment of director fees: generally approve.

j.                  Authorize legal formalities necessary to implement approved proposals: generally approve unless voting against the underlying proposals.

k.               Authorize president to sign approved article amendments: generally approve.

l.                  Authorize share trading in company stock: generally approve.

m.            Approve a transfer between reserves for tax purposes: generally approve.

n.              Director Compensation Plan: generally approve discounting up to 20%.

o.              Employee Stock Purchase Plan: generally approve discounting up to 20%.

p.              Options Pricing: generally approve discounting up to 20%.

GERMANY

a.               Receive/approve previous year annual accounts: generally approve.

b.              Approve the acts of the management board: generally approve but vote against if believe that the management board has failed to perform its duties for the greater part or the whole of the business year.

c.               Approve the acts of the supervisory board: generally approve but vote against if believe that the management board has failed to perform its duties for the greater part or the whole of the business year.

d.              Discharge directors from previous years responsibilities: generally abstain or vote no because a blanket discharge could serve as a barrier to any future lawsuit.

e.               Appoint/elect supervisory board: generally approve.

f.                 Approve allocation of profits/set the dividend: generally approve.

g.              Approve share repurchase: generally approve.

h.              Approve compensation of supervisory board: generally approve.

i.                  Approve intra-company profit-and-loss contracts: generally approve.

HONG KONG

a.               Approve previous year’s annual accounts: generally approve.

b.              Approve payment of dividend: generally approve.

c.               Authorize issuance of shares with or without preemptive rights: approve only after looking at dilutive effect to existing shareholders.

d.              Authorize issuance of repurchased shares: generally approve.

e.               Authorize share repurchase: generally approve.

f.                 Authorize board to set auditors’ remuneration: generally approve.

g.              Authorize execution of plan: generally approve.

h.              Authorize payment of director fees: generally approve.

INDONESIA

a.               Adopt/approve director/auditor reports and accounts: generally approve.

b.              Discharge management board from liability: generally abstain or vote no.

c.               Approve allocation of profits and dividends: generally approve.

d.              Set board fees: generally approve.

e.               Set auditors’ fees:  generally approve.

IRELAND

a.               Approve financial statements: generally approve.

b.              Set the dividend: generally approve.

c.               Authorize issuance of repurchased shares: generally approve.

d.              Approve share repurchase: generally approve.

e.               Approve auditors’ fees: generally approve.

ISRAEL

a.               Adopt/approve director/auditor reports: generally approve.

b.              Approve dividends: generally approve.

c.               Elect statutory auditors and authorize board to set their remuneration: generally approve.

ITALY

a.               Approve previous year’s annual accounts: generally approve.

b.              Elect statutory auditors and approve their fees: generally approve.

c.               Appropriate earnings: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

JAPAN

a.               Approve financial statements: generally approve.

b.              Elect statutory auditors: generally approve.

c.               Approve share repurchase: generally approve.

d.              Increase remuneration for directors and/or auditors: generally approve.

e.               Approve bonus and retirement compensation for directors and statutory auditors: vote on a case by case basis.

f.                 Management proposal for the reduction of the percentage of issued capital necessary to constitute a quorum from 50% to 33%: generally vote against.

g.              Issuance of stock options to statutory auditors: generally vote against.

h.              Anti-takeover defense: case by case.

KOREA (SOUTH)

a.               Approve balance sheets or financial statements: generally approve.

b.              Appoint statutory auditors and set their remuneration: generally approve.

c.               Appropriate profits; declare dividends: generally approve.

d.              Authorize payment of director fees: generally approve.

MALAYSIA (similar to SINGAPORE)

a.               Adopt/approve annual accounts: generally approve.

b.              Appropriate profits/declare dividend: generally approve.

c.               Authorize issuance of shares with or without preemptive rights: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize remuneration for directors: generally approve.

f.                 Authorize/amend option plan: generally approve.

g.              Authorize directors to set auditors’ remuneration: generally approve.

MEXICO

a.               Approve financial statements: generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Approve allocation of profits and dividends: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Set directors’ fees: generally approve.

f.                 Set auditors’ fees: generally approve.

g.              Authorize legal formalities: generally approve but would vote against this if GE Asset Management were voting against the underlying proposals.

NETHERLANDS

a.               Adopt/approve annual accounts/financial statements and ratify boards’ acts: generally abstain or vote no.

b.              Appoint supervisory board member(s): generally approve.

c.               Elect shareholders’ committee members: generally approve.

d.              Appropriate profits/declare dividend: generally approve.

e.               Authorize share repurchase: generally approve.

NEW ZEALAND

a.               Adopt accounts for prior year: generally approve.

b.              Appropriate profits; declare dividends: generally approve.

c.               Authorize shares-in-lieu of cash dividend option: generally approve.

d.              Authorize directors to set auditors remuneration: generally approve.

NORWAY

a.               Approve financial statements: generally approve.

b.              Approve acts of management and board: generally abstain or vote no.

c.               Set dividend/allocate profits: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Set directors and auditors fees: generally approve.

PERU

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividends: generally approve.

d.              Authorize payment of auditors: generally approve.

PHILIPPINES

a.               Approve director/auditor reports and accounts: generally approve.

b.              Approve acts of management/directors: generally approve.

c.               Approve minutes of the previous meeting: generally approve.

d.              Appropriate earnings, set/declare dividend: generally approve.

e.               Authorize directors to set auditors’ remuneration: generally approve.

PORTUGAL

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings: generally approve.

d.              Authorize share repurchase: generally approve.

e.               Authorize payment of director fees: generally approve.

RUSSIA

a.               Cumulative Voting for Directors (Independent Default): generally approve independent directors..

SINGAPORE

a.               Adopt/approve annual accounts and financial statements: generally approve.

b.              Appropriate profits; declare dividends: generally approve.

c.               Authorize share repurchase: generally approve.

d.              Approve remuneration for directors: generally approve.

e.               Authorize/amend option plan: generally approve.

f.                 Authorize directors to set auditors’ remuneration: generally approve.

g.              Approve transfers to reserves: generally approve.

SOUTH AFRICA

a.               Approve previous year’s accounts and directors’ report: generally approve.

b.              Set/declare dividends: generally approve.

c.               Approve a shares-in-lieu-of cash dividend option: generally approve.

d.              Authorize issuance of shares without preemptive rights: generally approve.

e.               Authorize director to set auditors’ remuneration: generally approve.

SPAIN

a.               Adopt accounts for prior year: generally approve.

b.              Approve acts of management: generally approve.

c.               Approve minutes of previous annual meeting: generally approve.

d.              Discharge directors from previous year’s responsibilities: generally abstain.

e.               Appropriate profits: generally approve.

f.                 Increase authorized capital: generally approve.

g.              Authorize share repurchase: generally approve.

h.              Authorize legal formalities necessary to implement approved proposals: generally approve.

i.                  Authorize listing and maintenance of company securities: generally approve.

j.                  Extend consolidated taxation status: generally approve.

SWEDEN

a.               Approve financial statements: generally approve.

b.              Approve acts of management and board: generally abstain or vote no.

c.               Approve minutes of previous meeting: generally approve.

d.              Set dividends / allocate profits: generally approve.

e.               Authorize share repurchase: generally approve.

f.                 Set directors’ and auditors’ fees: generally approve.

g.              Authorize chairman of the board to appoint members of the nominating committee: generally approve.

h.              Authorize general meeting to elect members of the nominating committee generally vote against.

SWITZERLAND

a.               Approve previous year’s annual accounts: generally approve.

b.              Approve the acts of the board of directors and management: generally abstain or vote no.

c.               Discharge directors from previous year’s responsibilities: generally abstain or vote no.

d.              Appropriate profits: generally approve.

TAIWAN

a.               Approve financial statements and statutory reports: generally approve.

b.              Appropriate earnings and set dividend: generally approve.

THAILAND

a.               Approve balance sheets or financial statements: generally approve.

b.              Approve minutes of previous meeting: generally approve.

c.               Appoint statutory auditors: generally approve.

d.              Appropriate earnings; set/declare dividends: generally approve.

e.               Remuneration of directors and auditors: generally approve.

UNITED KINGDOM

a.               Approve previous year’s accounts and directors’ report: generally approve.

b.              Set (declare) the dividend: generally approve.

c.               Approve a shares-in-lieu-of-dividends option: generally approve.

d.              Authorize issuance of shares without preemptive rights: generally approve.

e.               Set auditors’ remuneration: generally approve.

f.                 Authorize issuance of un-issued shares: generally approve.

g.              Authorize share repurchase: generally approve.

h.              Authorize issuance of repurchased shares: generally approve.

i.                  Political Donations: generally vote for up to $500k GBP or U.S. equivalent

j.                  Approve discount of 20% on fair market value of options at issuance: generally approve.

VENEZUELA

a.               Adopt reports and accounts (Balance Sheet, Consolidated Earnings, Reports of Directors/Auditors): generally approve.

b.              Appoint/elect supervisory board: generally approve.

c.               Appropriate earnings; set/declare dividend: generally approve.

d.              Authorize payment of director fees: generally approve unless evidence of excessiveness exists.

e.               Authorize directors to set auditors’ remuneration: generally approve.

4.                                      International Non-Routine Corporate Governance Issues

All international issues not falling under the Section entitled “International Routine Corporate Governance Issues” will be considered to be non-routine and reviewed on a case-by-case basis in accordance with the Proxy Voting Policy.

5.                                      Routine and Non-Routine Social Issues

All social issues are reviewed in accordance with the Proxy Voting Policy.  Generally, GE Asset Management votes with management (Routine Social Issues).  Instances where GE Asset Management votes against management with be considered non-routine (Non-Routine Social Issues).

a.               General Overview

•                  Generally support management if the company is (1) complying with applicable regulations and reporting requirements and (2) addressing the issue in a responsible way.

•                  Additionally, the following will be considered if applicable: (1) whether complying with the request would put the company at a competitive disadvantage, (2) whether the issue is within the bounds of corporate jurisdiction to effect change, (3) if management has reasonable and rational arguments in support of their position and (4) whether the issue ramifications have an identifiable, negative impact on the financial stability of the company.

b.              Generally vote for management proposals on the following issues:

•                  Community Reinvestment: Proponents request that companies develop a policy for their financial subsidiaries under a general program for community reinvestment similar to that required of banks and report annually, or request a report on rural lending activities.

•                  Drug Pricing: Proponents request companies to adopt a policy of pricing restraint.

•                  Environment, Global Warming and Renewable Energy Sources: Proposals generally ask for the reporting and endorsing of the Ceres Principles, reduction of emissions, ozone depletion and hazard notification.

•                  Equal Employment: Proponents request that companies report their employee statistics and affirmative action programs within and outside of the company.

•                  Mexican Operations: Proponents request that companies provide comprehensive reports on their maquiladora operations or report on maquiladora wages, benefits and environmental standards.

•                  Military Issues: Proponents ask for reports on foreign military sales, conversion from military to civilian production and “Star Wars” weapons.  Consider that elected officials are charged with the responsibility to set, discuss, and apply national defense policies.

•                  Northern Ireland: Proposals ask for implementation of the Mac Bride Principles, a code committing employers to offer equal opportunity to all employees.  The Fair Employment (Northern Ireland) Act of 1989 mandates compulsory monitoring of work forces and regular employer review of equal employment practices, and provides for a range of affirmative actions at work places where “fair participation” was judged to be lacking.

•                  Tobacco and Smoking Issues: Proposals generally target cigarette advertising, companies with tobacco and insurance divisions, nicotine manipulation, warnings on logos, conversion of land to non-tobacco use and smoke-free facilities.  Proposals requesting that companies spin-off their tobacco operations are generally considered with restructuring/merger issues.

c.               Additional Social Issues

•                  Human Rights Code, energy, high performance workplace, healthcare policy, recycling, buy American, beer marketing, South Africa, supplier standards, television violence, world debt crisis.

Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SP-SAI-0312